UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22016

Exact name of registrant as specified in charter:	abrdn Global Premier Properties Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2025

Item 1. Reports to Stockholders.

(a)

abrdn Global Premier Properties Fund (AWP)
Annual Report
October 31, 2025
aberdeeninvestments.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn Global Premier Properties Fund (the “Fund”), for the fiscal year ended October 31, 2025. The Fund’s investment objective is to seek high current income and capital appreciation.
Total Investment Return1
For the fiscal year ended October 31, 2025, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark,  is as follows:
NAV[2],[3]	2.10%
Market Price[2]	2.10%
FTSE EPRA Nareit Global Index (Net Total Return) [4]	3.62%
For more information about Fund performance, please visit the Fund on the web at www.aberdeenawp.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current fiscal year end and the prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2025	$3.79	$3.88	2.37%
10/31/2024	$4.20	$4.30	2.38%
During the fiscal year ended October 31, 2025, the Fund’s NAV was within a range of $3.37 to $4.32 and the Fund’s market price traded within a range of $3.35 to $4.41. During the fiscal year ended October 31, 2025, the Fund’s shares traded within a range of a premium(+)/discount(-) of -3.13% to 3.95%.
Aberdeen Name Change
On March 4, 2025, abrdn plc, the parent company of the Fund's adviser and sub-adviser, announced that it would change its name, and from that date, will use 'Aberdeen' as the principal trading identity for its Investments business. On March 12, 2025, abrdn plc completed the steps to legally change its name to Aberdeen Group plc. Aberdeen has retained 'abrdn' as an operational abbreviation across its subsidiary legal entities (including the Fund's adviser and sub-adviser, fund names and descriptors).
Distribution Policy
Distributions to common shareholders for the fiscal year ended October 31, 2025 totaled $0.48 per share. Based on the market price of $3.88 on October 31, 2025, the distribution rate over the twelve month period ended October 31, 2025 was 12.37%. Based on the NAV of $3.79 on October 31, 2025, the distribution rate for the fiscal year ended October 31, 2025 was 12.66%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On November 11, 2025 and December 9, 2025, the Fund announced that it will pay on November 28, 2025 and January 12, 2026, respectively, a distribution of $0.04 per share to all shareholders of record as of November 21, 2025 and December 31, 2025, respectively.
The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustees of the Fund’s (the “Board”) quarterly meetings, unless market conditions require an earlier evaluation.

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data includes investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
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[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
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[4]	The FTSE EPRA Nareit Global Real Estate Index (Net Total Return) is a total return index that is designed to represent general trends in eligible real estate equities worldwide. The Index is calculated net of withholding taxes to which the Fund is generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Global Premier Properties Fund	1

Letter to Shareholders  (unaudited)  (concluded)

Loan Facility and Use of Leverage
The Fund is permitted to borrow for investment purposes as may be permitted by the Investment Company Act of 1940 (the "1940 Act") or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund’s total assets. The Fund has entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis up to $175 million. The Fund’s outstanding balance as of October 31, 2025 was $30,802,087. See Notes to Financial Statements for further information.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, up to 10% of its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the fiscal year ended October 31, 2025, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at www.sec.gov.
Investor Relations Information
As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenawp.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, as well as other Fund literature. Enroll in Aberdeen's email services to receive content related to your fund. In addition, you will receive monthly factsheets based on your preferences. Sign up today at www.aberdeenawp.com.
Contact Us:
•	Visit: www.aberdeenawp.com
•	Email: Investor.Relations@aberdeenplc.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

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All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Global Premier Properties Fund

Report of the Investment Adviser  (unaudited)

Market review
The global listed real estate sector posted gains over the 12-month review period ended October 31, 2025.
The period was marked by significant volatility1 due to U.S. tariff headlines, fiscal policy2 shifts in Europe, and trade tensions with Asia, raising greater uncertainty about the pace of global economic growth. Investors started the review period hoping that the new U.S. administration would spur growth through deregulation3 and tax cuts. However, markets were later whipsawed by the announcement of broad tariffs across most goods coming into the U.S. These actions, along with fears of reciprocal tariffs from other countries and numerous headlines about negotiations, made it difficult for companies to make decisions about both short-term inventory sourcing and needs, and long-term capital-allocation around locating manufacturing and other business decisions. Meanwhile, continued macroeconomic uncertainty, including persistent inflationary pressures and mixed signals from central banks regarding the interest rate path, caused some of the divergence in regional performances for the asset class.
European stock market performance was largely driven by a revitalized macroeconomic environment, resilient consumer demand, and easing inflation, alongside sustained support from the European Central Bank through liquidity measures4 and fiscal stimulus5 (notably from Germany). That said, geopolitical dynamics, trade tensions with the U.S., and uncertainty surrounding the Russia-Ukraine conflict added to volatility. In the U.K., the Bank of England’s cautious pivot from peak interest rates to cutting policy rates in November 2024, while warning of persistent inflation into 2026, led to changing investor sentiment that supported equities tied to lower funding costs. Meanwhile, continued post-Brexit hesitancy, fund outflows, and the pound sterling’s weakness tempered market gains.
After several years of significant underperformance, Asia Pacific markets benefited from equity inflows during the reporting period. A coordinated rate-cutting cycle that began in the third quarter of 2024 across the region, and Chinese stimulus6 and stabilization efforts in the property market buoyed sentiment in the region. Real estate fundamentals in Hong Kong fared better, with the residential-for-sale sector having reached a low level for now, helped by the expectation of rate cuts in the U.S. and several months of extremely low borrowing costs.
Sector wise, healthcare real estate investment trusts (REITs)7, and Japanese and Singaporean developers were the standout performers globally during the period. The healthcare sector benefitted from strong underlying fundamentals due to aging demographics, which drove double-digit net operating income (NOI)8 growth. Meanwhile, the Japanese and Singaporean developers, which had materially underperformed in prior years, rose due to attractive relative prices and fluctuations in interest rate policies that provided hope for greater economic growth in these regions. Conversely, U.S. cold storage, U.S. self-storage, and U.S. residential REITs were among the worst-performing sectors. Supply pressures, lackluster demand growth and a series of downward earnings revisions led to the underperformance in the cold storage sector. Supply pressures and declining new move-in rents led to a softening NOI outlook in the self-storage sector. Residential REITs, particularly in the multi-family segment, underperformed due to a weaker peak leasing season and concerns about a cooling job market, particularly in key Sunbelt markets9.
Fund performance review
The abrdn Global Premier Properties Fund (the “Fund”) returned 2.10% on a net asset value10 basis for the 12-month period ending October 31, 2025. This compared to a return of 3.62% for its

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1	If the price of an asset, fund, or market moves significantly over a short period of time, it is said to be ‘volatile’ or to have ‘high volatility.’ If the price remains relatively stable, it is said to have ‘low volatility.’ Volatility can be used as a measure of risk, indicating the potential for large price fluctuations.
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2	The use of taxation and government spending as tools to influence the economy.
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3	The reduction or removal of rules and regulations to give businesses more operational flexibility.
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4	Central bank actions that adjust the amount of funds available in the financial system, influencing bank reserves and short-term interest rates.
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5	Includes government spending and taxation to support demand.
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6	Government actions designed to boost economic activity. This can take the form of monetary stimulus, which involves central bank measures such as setting interest rates and managing the money supply, or fiscal stimulus, which uses government spending and taxation to support demand.
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7	A form of indirect property investment. Distributions from REITs are made tax-free and are taxed according to the tax status of the shareholders.
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8	A commonly used figure to assess the profitability of a property. The calculation involves subtracting all operating expenses on the property from all the revenue generated from the property.
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9	The region in the U.S. stretching from the Southeast to the Southwest, characterized by a warmer climate and fast-growing population and economic centers.
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10	A key measure of the value of a company, fund or trust – the total value of assets less liabilities, divided by the number of shares.
abrdn Global Premier Properties Fund	3

Report of the Investment Adviser  (unaudited)  (continued)

benchmark, the FTSE EPRA Nareit Global Index (Net Total Return).11 The Fund's unlevered NAV return was 2.49% for the fiscal year ended October 31, 2025, demonstrating that the decision to leverage had a slightly negative impact on the Fund, detracting 0.39% to performance over that timeframe.
The Fund’s overweight12 allocation to the residential sector mainly drove its underperformance relative to the benchmark as U.S. residential REITs lagged the market due to a weaker than expected peak leasing season and concerns around the health of the labor market. Conversely, the Fund’s overweight allocation to the healthcare sector was favorable as the sector material outperformed thanks to stronger than expected earnings growth from the senior housing focused REITs.
At the stock level, Iron Mountain’s shares lagged after the news that Chinese artificial intelligence (AI) company DeepSeek developed a working AI model at a fraction of the cost spent by U.S. competitors, and with inferior chips, we subsequently exited the name. Australian logistics landlord Goodman Group also detracted from performance as concerns around global trade and questions around the pace of its data center investments weighed on its shares, despite an attractive relative valuation we believe these issues could continue to weigh on the stock and therefore reduced the size of our position during the review period. Invitation Homes underperformed due to soft rental growth and cautious investor sentiment around single-family housing. Meanwhile, SL Green Realty detracted from performance as the potential election of Zohran Mamdani as the new mayor of New York City (NYC) and his proposed policies raised fears about the pace of business activity and, therefore, the demand for NYC office space. While we are closely monitoring the potential policy changes in New York we continue to believe the stock is attractively valued.
On the other hand, healthcare REITs American Healthcare REIT and Welltower were among the top contributors. These REITs benefited from continued strong demand for senior housing, which supported earnings growth during the period, and the companies have indicated in their published guidance that demand trends remain supportive. Also, in healthcare, our lack of exposure to Alexandria Real Estate Equities added to returns as this stock continued to struggle due to weak life science demand and excess supply. Elsewhere, the Fund's position in CTP, a European logistics developer focused on Central Europe, also outperformed, driven by hopes of increased demand for logistics after the German budget announcement and nearshoring opportunities amid the trade uncertainty.
In terms of activity over the review period, the Fund exited its positions in Iron Mountain, Mid-America Apartments, and Healthpeak due to lower conviction around underlying business fundamentals. The proceeds from these sales in the U.S. were reinvested into senior housing REITs, American Healthcare REIT, Ventas, and Welltower as they remained some of our highest conviction positions. Additionally, the Fund initiated a position in EPR Properties, a triple-net lease13 REIT focused on lifestyle and entertainment tenants. Conversely, the Fund exited UK warehouse company SEGRO due to concerns around the health of the UK economy. The Fund also disposed of Unite Group due to concerns about the pace of leasing ahead of the current school year. Lastly, in Asia Pacific, the Fund participated in the initial public offering of NTT DC REIT, a Singaporean company focused on data-center development.
The monthly distribution reflects the Fund’s current policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a material effect on the Fund’s investment strategy over the reporting period. During the fiscal year ended October 31, 2025, the distributions were comprised of ordinary income and a return of capital.
Outlook
We believe that the real estate sector is currently well positioned for relative performance. The defensive14 nature of real estate, with contractual leases, should allow earnings to remain stable relative to the broader market, especially if prolonged economic uncertainty arises. Additionally, unlike during previous economic downturns, supply is currently under control, which may help to mitigate downward pressure on market rents. However, the sector is not entirely immune to economic weakness, and some sectors with long-term secular tailwinds15 tend to prove more resilient than those that are sensitive to short-term economic activity.
As a result, we are focused on sectors and companies where we see opportunities to increase rents in the near term, with strong structural tailwinds supporting longer-term growth. We have also increased the Fund’s allocation to less economically sensitive sectors, which we believe could offer greater stability in a weaker environment.

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11	The FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide. Indexes are unmanaged and have been provided for comparison purposes only. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit Aberdeen.com
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12	A portfolio holding more of a particular security, sector or region than the security, sector or region’s weight in the benchmark portfolio.
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13	A lease agreement in which the lessee assumes responsibility for all operating costs associated with the property, including maintenance, property taxes, and insurance.
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14	When a sector or security delivers relatively stable returns despite shifts in the economic environment.
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15	Conditions that could support growth, revenue or profits.
4	abrdn Global Premier Properties Fund

Report of the Investment Adviser  (unaudited)  (concluded)

Risk Considerations
Past performance is not an indication of future results.
Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. Equity stocks of small- and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk. Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. Risks associated with investment in securities of companies in the real estate industry may include: declines in the value of real estate; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; neighborhood values; changes in interest rates; and changes in economic conditions.
abrdn Investments Limited

abrdn Global Premier Properties Fund	5

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2025.
	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	2.10%	8.88%	4.33%	3.83%
Market Price	2.10%	12.08%	8.71%	5.83%
FTSE EPRA Nareit Global Index (Net Total Return)	3.62%	7.81%	5.11%	2.89%
Performance of a $10,000 Investment (as of October 31, 2025)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
The Fund changed its investment objective and principal investment strategies effective May 27, 2020. Performance information for periods prior to May 27, 2020 does not reflect the current investment objective and principal investment strategies.
abrdn Investments Limited (the "Adviser") and abrdn Inc. assumed responsibility for the management of the Fund as investment adviser and sub-adviser, respectively, on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
The Adviser entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before June 30, 2026. Absent such waivers and/or reimbursements, the Fund's returns would be lower. Additionally, abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower if the Fund's investor services fees exceeded such limit during the relevant period. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of October 31, 2025. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenawp.com or by calling 800-522-5465.
6	abrdn Global Premier Properties Fund

Total Investment Return  (unaudited)  (concluded)

The gross operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2025 was 2.32%. The net operating expense ratio net of fee waivers based on the fiscal year ended October 31, 2025 was 2.27%. The net operating expense ratio, net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2025, was 1.40%.
abrdn Global Premier Properties Fund	7

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of October 31, 2025

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sub-Industries.
Sub-Industries
Retail REITs	24.3%
Health Care REITs	22.2%
Real Estate Operating Companies	9.9%
Data Center REITs	8.8%
Industrial REITs	8.3%
Multi-Family Residential REITs	7.9%
Diversified REITs	7.2%
Self Storage REITs	6.2%
Office REITs	5.0%
Diversified Real Estate Activities	3.9%
Single-Family Residential REITs	2.0%
Other, less than 2% each	3.2%
Liabilities in Excess of Other Assets	(8.9%)
100.0%
The following table summarizes the composition of the Fund’s portfolio by geographic classification.
Countries
United States	72.4%
Japan	9.2%
Australia	6.6%
France	4.2%
Singapore	3.1%
Germany	2.8%
Hong Kong	2.1%
Netherlands	2.0%
Other, less than 2% each	6.5%
Liabilities in Excess of Other Assets	(8.9%)
100.0%
The following were the Fund’s top ten holdings as of October 31, 2025:
Top Ten Holdings
Welltower, Inc., REIT	11.3%
Prologis, Inc., REIT	6.0%
Realty Income Corp., REIT	4.7%
Simon Property Group, Inc., REIT	4.5%
Ventas, Inc., REIT	4.5%
Digital Realty Trust, Inc., REIT	4.3%
American Healthcare REIT, Inc.	4.0%
Equinix, Inc., REIT	3.9%
Mitsubishi Estate Co. Ltd.	3.1%
Public Storage, REIT	3.1%

8	abrdn Global Premier Properties Fund

Portfolio of Investments
As of October 31, 2025

	Shares	Value
COMMON STOCKS—108.9%
AUSTRALIA—6.6%
Diversified REITs—3.3%
Charter Hall Group, REIT	350,313	$ 5,144,944
Stockland, REIT	1,462,360	6,045,951
		11,190,895
Industrial REITs—0.3%
Goodman Group, REIT	48,759	1,051,642
Retail REITs—1.9%
Scentre Group, REIT	2,470,145	6,580,056
Self Storage REITs—1.1%
National Storage REIT	2,503,384	3,767,031
Total Australia		22,589,624
BELGIUM—1.4%
Industrial REITs—1.1%
Warehouses De Pauw CVA, REIT	154,285	3,918,018
Self Storage REITs—0.3%
Shurgard Self Storage Ltd., REIT	25,753	942,736
Total Belgium		4,860,754
FRANCE—4.2%
Diversified REITs—0.8%
Covivio SA, REIT	42,764	2,743,646
Office REITs—0.7%
Gecina SA, REIT	26,017	2,417,793
Retail REITs—2.7%
Unibail-Rodamco-Westfield, REIT(a)	87,016	8,997,734
Total France		14,159,173
GERMANY—2.8%
Real Estate Operating Companies—2.8%
TAG Immobilien AG	190,993	3,170,658
Vonovia SE(b)	212,648	6,391,295
		9,561,953
HONG KONG—2.1%
Real Estate Development—0.6%
Henderson Land Development Co. Ltd.	599,000	2,107,133
Real Estate Operating Companies—1.5%
Hang Lung Properties Ltd.	1,636,000	1,821,756
Hongkong Land Holdings Ltd.	512,100	3,129,093
		4,950,849
Total Hong Kong		7,057,982
JAPAN—9.2%
Diversified Real Estate Activities—3.9%
Mitsubishi Estate Co. Ltd.	499,600	10,587,461
Sumitomo Realty & Development Co. Ltd.	60,400	2,578,898
		13,166,359
Multi-Family Residential REITs—2.1%
Advance Residence Investment Corp., REIT	2,035	2,202,570
Comforia Residential REIT, Inc.	1,192	2,513,789
Mitsui Fudosan Accommodations Fund, Inc., REIT	2,886	2,432,125
		7,148,484
Office REITs—1.1%
Japan Real Estate Investment Corp.	4,547	3,750,242
	Shares	Value

Retail REITs—2.1%
Japan Metropolitan Fund Invest, REIT	9,279	$ 7,177,974
Total Japan		31,243,059
MEXICO—0.7%
Real Estate Operating Companies—0.7%
Corp. Inmobiliaria Vesta SAB de CV	733,833	2,227,746
NETHERLANDS—2.0%
Real Estate Operating Companies—2.0%
CTP NV(c)	333,828	6,961,357
SINGAPORE—3.1%
Data Center REITs—0.6%
NTT DC REIT(a)	2,056,900	2,075,029
Diversified REITs—2.5%
CapitaLand Integrated Commercial Trust, REIT	4,611,327	8,383,344
Total Singapore		10,458,373
SWEDEN—1.4%
Real Estate Operating Companies—1.4%
Catena AB	97,682	4,732,832
SWITZERLAND—1.5%
Real Estate Operating Companies—1.5%
PSP Swiss Property AG	30,478	5,271,586
UNITED KINGDOM—1.5%
Diversified REITs—0.6%
British Land Co. PLC, REIT	420,861	2,101,973
Industrial REITs—0.9%
LondonMetric Property PLC, REIT	1,187,529	2,970,965
Total United Kingdom		5,072,938
UNITED STATES—72.4%
Data Center REITs—8.2%
Digital Realty Trust, Inc., REIT(b)	85,958	14,648,102
Equinix, Inc., REIT(b)	15,782	13,351,730
		27,999,832
Health Care REITs—22.2%
American Healthcare REIT, Inc.	297,497	13,482,564
Omega Healthcare Investors, Inc., REIT(b)	196,788	8,271,000
Ventas, Inc., REIT(b)	207,455	15,308,104
Welltower, Inc., REIT(b)	213,158	38,590,124
		75,651,792
Hotel & Resort REITs—0.9%
Host Hotels & Resorts, Inc., REIT(b)	198,298	3,176,734
Industrial REITs—6.0%
Prologis, Inc., REIT(b)	164,612	20,426,703
Multi-Family Residential REITs—5.8%
AvalonBay Communities, Inc., REIT(b)	35,763	6,219,901
Camden Property Trust, REIT	46,375	4,613,385
Essex Property Trust, Inc., REIT(b)	34,978	8,806,411
		19,639,697
Office REITs—3.2%
Hudson Pacific Properties, Inc., REIT(a)	615,318	1,501,376
Kilroy Realty Corp., REIT	133,239	5,629,348
SL Green Realty Corp., REIT	74,546	3,827,937
		10,958,661
Other Specialized REITs—1.7%
EPR Properties, REIT	118,680	5,817,694
Retail REITs—17.6%
Brixmor Property Group, Inc., REIT	241,533	6,318,503

abrdn Global Premier Properties Fund	9

Portfolio of Investments   (concluded)
As of October 31, 2025

	Shares	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Curbline Properties Corp., REIT	157,218	$ 3,625,447
InvenTrust Properties Corp., REIT	135,902	3,723,715
NNN REIT, Inc.	112,686	4,559,276
Phillips Edison & Co., Inc., REIT	74,835	2,532,416
Realty Income Corp., REIT(b)	273,322	15,847,210
Regency Centers Corp., REIT	113,140	7,801,003
Simon Property Group, Inc., REIT(b)	87,887	15,447,019
		59,854,589
Self Storage REITs—4.8%
Public Storage, REIT(b)	37,165	10,352,682
Smartstop Self Storage REIT, Inc.	169,948	5,837,714
		16,190,396
Single-Family Residential REITs—2.0%
Sun Communities, Inc., REIT	53,053	6,716,510
Total United States		246,432,608
Total Common Stocks		370,629,985
Total Investments (Cost $313,090,246)(d)—108.9%		370,629,985
Liabilities in Excess of Other Assets—(8.9%)		(30,249,673)
Net Assets—100.0%		$340,380,312

(a)	Non-income producing security.
(b)	All or a portion of the security has been designated as collateral for the line of credit.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

CVA	Dutch Certificate
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

10	abrdn Global Premier Properties Fund

Statement of Assets and Liabilities
As of October 31, 2025

Assets
Investments, at value (cost $313,090,246)	$ 370,629,985
Foreign currency, at value (cost $58,044)	57,938
Interest and dividends receivable	618,013
Receivable for common shares issued	106,173
Tax reclaim receivable	288,423
Prepaid expenses in connection with the at-the-market stock offering (Note 5)	38,898
Prepaid expenses in connection with the shelf registration (Note 5)	78,471
Prepaid expenses	6,844
Total assets	371,824,745
Liabilities
Line of credit payable (Note 7)	30,802,087
Investment management fees payable (Note 3)	289,136
Interest payable on line of credit	165,187
Investor relations fees payable (Note 3)	36,767
Administration fees payable (Note 3)	23,502
Trustee fees payable	20,198
Other accrued expenses	107,556
Total liabilities	31,444,433

Net Assets	$340,380,312
Composition of Net Assets
Paid-in capital in excess of par	$ 366,421,407
Accumulated loss	(26,041,095)
Net Assets	$340,380,312
Net asset value per share based on 89,817,435 shares issued and outstanding	$3.79

See accompanying Notes to Financial Statements.
abrdn Global Premier Properties Fund	11

Statement of Operations
For the Year Ended October 31, 2025

Net Investment Income
Investment Income:
Dividends (net of foreign withholding taxes of $442,617)	$ 11,301,477
Total investment income	11,301,477
Expenses:
Investment management fee (Note 3)	3,914,170
Administration fee (Note 3)	270,276
Reports to shareholders and proxy solicitation	149,037
Investor relations fees and expenses (Note 3)	105,386
Trustees' fees and expenses	83,739
Independent auditors’ fees and tax expenses	68,439
Legal fees and expenses	63,054
Custodian’s fees and expenses	52,101
Transfer agent’s fees and expenses	17,089
Miscellaneous	160,539
Total operating expenses, excluding interest expense	4,883,830
Interest expense (Note 7)	2,938,572
Total operating expenses before reimbursed/waived expenses	7,822,402
Expenses waived (Note 3)	(153,999)
Net expenses	7,668,403

Net Investment Income	3,633,074
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments (Note 2h)	(4,033,203)
Foreign currency transactions	(7,088)
(4,040,291)
Net change in unrealized appreciation/depreciation on:
Investments (Note 2h)	6,568,744
Foreign currency translation	10,098
6,578,842
Net realized and unrealized gain from investments and foreign currencies	2,538,551
Change in Net Assets Resulting from Operations	$6,171,625

See accompanying Notes to Financial Statements.
12	abrdn Global Premier Properties Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$3,633,074	$1,957,421
Net realized gain/(loss) from investments and foreign currency transactions	(4,040,291)	4,696,645
Net change in unrealized appreciation on investments and foreign currency translations	6,578,842	88,458,987
Net increase in net assets resulting from operations	6,171,625	95,113,053
Distributions to Shareholders From:
Distributable earnings	(8,771,327)	(8,122,325)
Return of capital	(33,061,136)	(32,882,613)
Net decrease in net assets from distributions	(41,832,463)	(41,004,938)
Proceeds from at-the-market offering resulting in the issuance of 3,959,620 and 0 shares of common stock, respectively (Note 5)	15,442,135	–
Expenses in connection with the shelf and at-the-market stock offering (Note 5)	(82,056)	–
Reinvestment of dividends resulting in the issuance of 335,848 and 114,016 shares of common stock, respectively	1,297,562	475,555
Change in net assets from capital transactions	16,657,641	475,555
Change in net assets	(19,003,197)	54,583,670
Net Assets:
Beginning of year	359,383,509	304,799,839
End of year	$340,380,312	$359,383,509
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
abrdn Global Premier Properties Fund	13

Statement of Cash Flows
For the Year Ended  October 31, 2025

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 6,171,625
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(254,794,599)
Investments sold and principal repayments	322,787,470
Net change in short-term investments	3,419,966
Capital gains and return of capital distributions from investments	3,292,193
Increase in interest, dividends and other receivables	(173,082)
Increase in prepaid expenses	(77,463)
Decrease in interest payable on line of credit	(235,319)
Decrease in accrued investment management fees payable	(39,844)
Increase in other accrued expenses	71,230
Net change in unrealized appreciation of investments	(6,568,744)
Net change in unrealized appreciation on foreign currency translation	(10,098)
Net realized loss on investments transactions	4,033,203
Net cash provided by operating activities	77,876,538
Cash flows from financing activities:
Borrowings on line of credit	137,296,443
Repayment of line of credit	(189,930,014)
Distributions paid to shareholders	(40,545,205)
Proceeds from stock offering	15,442,135
Expenses in connection with the at-the-market and shelf offering	(82,056)
Net cash used in financing activities	(77,818,697)
Effect of exchange rate on cash	(105)
Net change in cash	57,736
Unrestricted and restricted cash and foreign currency, beginning of year	202
Unrestricted and restricted cash and foreign currency, end of year	$57,938
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$3,173,891

See accompanying Notes to Financial Statements.
14	abrdn Global Premier Properties Fund

Financial Highlights

	For the Fiscal Years Ended October 31,
	2025	2024	2023	2022	2021
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of year	$4.20	$3.57	$4.23	$6.84	$5.23
Net investment income(a)	0.04	0.02	0.09	0.12	0.13
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.03	1.09	(0.27)	(2.25)	1.96
Total from investment operations applicable to common shareholders	0.07	1.11	(0.18)	(2.13)	2.09
Distributions to common shareholders from:
Net investment income	(0.10)	(0.10)	(0.10)	(0.07)	(0.16)
Return of capital	(0.38)	(0.38)	(0.38)	(0.41)	(0.32)
Total distributions	(0.48)	(0.48)	(0.48)	(0.48)	(0.48)
Capital Share Transactions:
Impact of shelf offering	–(b)	–	–	–	–
Net asset value per common share, end of year	$3.79	$4.20	$3.57	$4.23	$6.84
Market price, end of year	$3.88	$4.30	$3.29	$3.97	$6.56
Total Investment Return Based on(c):
Market price	2.10%	47.63%	(6.58%)	(33.80%)	62.89%
Net asset value	2.10%	32.89%	(4.86%)	(32.36%)	41.59%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$340,380	$359,384	$304,800	$361,335	$583,883
Average net assets applicable to common shareholders (000 omitted)	$337,845	$347,740	$361,732	$498,916	$547,641
Gross operating expenses, excluding fee waivers	2.32%	3.00%	2.48%	1.89%	1.59%
Net operating expenses, net of fee waivers	2.27%	2.74%	2.22%	1.62%	1.40%
Net operating expenses, net of fee waivers and excluding interest expense	1.40%	1.25%	1.19%	1.19%	1.19%
Net Investment income	1.08%	0.56%	2.22%	2.05%	1.99%
Portfolio turnover	65%	74%	44%	41%	36%
Senior securities:
Line of credit payable outstanding (000 omitted)	$30,802	$83,436	$79,810	$65,048	$106,848
Asset coverage per $1,000 on line of credit payable at year end(d)	$12,051	$5,307	$4,819	$6,555	$6,465

(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(d)	Asset coverage per $1,000 is calculated by dividing total assets (less all liabilities and indebtedness not represented by senior securities) by the amount of the line of credit and then multiplying by $1,000.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
abrdn Global Premier Properties Fund	15

Notes to Financial Statements
October 31, 2025

1.  Organization
abrdn Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 13, 2007, and commenced operations on April 26, 2007. The Fund’s investment objective is to seek high current income and capital appreciation. The Board of Trustees (the “Board”) authorized an unlimited number of shares with no par value.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated the Adviser as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been

16	abrdn Global Premier Properties Fund

Notes to Financial Statements  (continued)
October 31, 2025

adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of October 31, 2025 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$253,376,713	$117,253,272	$–	$370,629,985
Total Investment Assets	$253,376,713	$117,253,272	$–	$370,629,985
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended October 31, 2025, there were no significant changes to the fair valuation methodologies.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

abrdn Global Premier Properties Fund	17

Notes to Financial Statements  (continued)
October 31, 2025

c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) fair value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Fund's investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the fiscal year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available.
e.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the

18	abrdn Global Premier Properties Fund

Notes to Financial Statements  (continued)
October 31, 2025

Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
f.  Distributions:
The Fund implemented a managed distribution policy to pay a stable monthly distribution out of current income, supplemented by realized short-term capital gains and long-term capital gains, and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. The managed distribution policy is subject to regular review by the Board. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.
Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.
g.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for all open tax years are subject to such review.
h.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholding taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. The amount of capital gains tax, if any, is reported on the Statement of Operations. Based on these market requirements and as required under U.S. GAAP, the Fund accrues deferred capital gains tax, if any, on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued and the change in deferred capital gains tax, if any, is reported on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
3.  Agreements and Transactions with Affiliates
a.  Investment Adviser and Investment Sub-Adviser:
The Adviser and abrdn Inc. (“abrdn Inc.” or the “Sub-Adviser”) serve as the Fund’s investment adviser and subadviser, respectively, pursuant to an investment advisory agreement (the “Advisory Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement”) with the Fund. The Adviser and abrdn Inc. (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of Aberdeen Group plc. In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.

abrdn Global Premier Properties Fund	19

Notes to Financial Statements  (continued)
October 31, 2025

As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets, computed daily and payable monthly. During the fiscal year ended October 31, 2025, the Fund paid the Adviser $3,914,170. "Managed Assets" means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Under the Sub-Advisory Agreement, the Adviser is responsible for the payment of fees to abrdn Inc.
Effective May 4, 2018, the Adviser entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through June 30, 2026. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.40% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the fiscal year ended October 31, 2025 pursuant to the Expense Limitation Agreement was $153,999.
The Adviser may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the "Reimbursement Requirements"). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.
As of October 31, 2025, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to the Adviser from the Fund, based on expenses reimbursed by the Adviser, including adjustments described above, would be:
Amount Fiscal Year 2023(Expires 10/31/26)	$967,158
Amount Fiscal Year 2024 (Expires 10/31/27)	$921,400
Amount Fiscal Year 2025 (Expires 10/31/28)	$153,999
Total*	$2,042,557

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.  Fund Administrator:
abrdn Inc. serves as the Fund’s Administrator. Pursuant to the Administration Agreement, abrdn Inc. receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly net assets.  State Street Bank and Trust Company serves as the Fund's Sub-Administrator. For the fiscal year ended October 31, 2025, abrdn Inc. earned $270,276 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
During the fiscal year ended October 31, 2025, the Fund incurred investor relations fees of $105,386. For the fiscal year ended October 31, 2025, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2025, were $254,593,061 and $319,608,558, respectively.
5.  Capital
The Fund is authorized to issue an unlimited number of common shares with no par value. As of October 31, 2025, there were 89,817,435 shares of common stock issued and outstanding.
The Fund has filed a shelf registration statement with the SEC, initially effective on December 17, 2024, authorizing the Fund to issue up to $55,000,000 aggregate initial offering price of common shares of beneficial interest with no par value ("Common Shares"), preferred shares ("Preferred Shares"), promissory notes (“Notes”), subscription rights to purchase Common Shares (“Rights” and collectively with the

20	abrdn Global Premier Properties Fund

Notes to Financial Statements  (continued)
October 31, 2025

Common Shares and Preferred Shares, “Securities”) in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to the initial Prospectus (each a “Prospectus Supplement”). The offering costs associated with the Fund's shelf registration statement are approximately $109,539 of which $31,068 was charged to paid-in-capital upon the issuance of associated shares.
On January 23, 2025, the Fund entered into a distribution agreement (the "Distribution Agreement") with ALPS Distributors, Inc. ("ALPS"), pursuant to which the Fund may offer and sell up to $27,500,000 of Common Shares, from time to time through ALPS, in transactions deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended (the "ATM Offering"). Pursuant to the Distribution Agreement, ALPS may enter into sub-placement agent agreements with one or more selected dealers. ALPS has entered into a sub-placement agent agreement, dated January 23, 2025 (the "Sub-Placement Agent Agreement"), with UBS Securities LLC ("UBS") relating to the Common Shares to be offered under the Distribution Agreement.
The offering costs associated with the Fund’s ATM Offering are approximately $89,886 of which $50,988 were charged to paid-in-capital upon the issuance of associated shares and $38,898 remains in prepaid expenses.
During the fiscal year ended October 31, 2025, there were 3,959,620 shares sold in connection with the ATM Offering.
Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund's Dividend Reinvestment and Optional Cash Purchase Plan. Additional information concerning the Dividend Reinvestment and Optional Cash Purchase Plan is included within this report.
6.  Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, up to 10% of its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the fiscal year ended October 31, 2025, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter.
7.  Line of Credit
The Fund has entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”) which allows the Fund to borrow on an uncommitted and secured basis up to $175 million. The interest on the BNPP PB for the Fund on amounts borrowed is charged at a variable rate, which may be based on the Secured Overnight Financing Rate (“SOFR”) plus a spread. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to BNPP PB. The maximum amount of the line of credit available is the lesser of 33.33% of its total assets of the Fund or the amount disclosed above, including the amount borrowed. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the fiscal year ended October 31, 2025, the average borrowing by the Fund was $53,359,522 with an average interest rate on borrowings of 5.40%. During the fiscal year ended October 31, 2025, the maximum borrowing by the Fund was $85,011,467. Interest expense related to the line of credit for the fiscal year ended October 31, 2025 was $2,938,572. As of October 31, 2025, the outstanding balance on the line of credit was $30,802,087.
8.  Portfolio Investment Risks
a.  Concentration Risk:
The Fund invests a substantial amount of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts ("REITs"). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund. At times, the performance of real estate companies will lag behind the performance of companies in other industries or the broader market as a whole.
b.  Emerging Markets Risk:
The Fund is subject to emerging market risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below). Additional risks associated with investing in emerging markets include, among other things, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, and in the nationalization of foreign deposits or assets.
c.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain

abrdn Global Premier Properties Fund	21

Notes to Financial Statements  (continued)
October 31, 2025

management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
d.  Foreign Currency Exposure Risk:
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.
e.  Foreign Securities Risk:
Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
f.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.
g.  Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
h.  Management Risk:
The Fund is subject to the risk that the Advisers may make poor security selections. The Advisers and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Advisers may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
i.  Market Events Risk:
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the Fed or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters, public health issues such as pandemics or epidemics, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
j.  Mid-Cap Securities Risk:
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
k.  Non-U.S. Taxation Risk:
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do

22	abrdn Global Premier Properties Fund

Notes to Financial Statements  (continued)
October 31, 2025

not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
l.  Passive Foreign Investment Company Tax Risk:
Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges  described above in some instances.
m.  Qualified Dividend Income Tax Risk:
Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.
n.  REIT and Real Estate Risk:
Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions; reduced demand for commercial and office space; increased maintenance or tenant improvement costs to convert properties for other uses; default risk of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments when the Fund invests in REITs.
o.  Small-Cap Securities Risk:
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
p.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

abrdn Global Premier Properties Fund	23

Notes to Financial Statements  (continued)
October 31, 2025

10.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2025, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$315,454,186	$65,805,839	$(10,630,040)	$55,175,799
The tax character of distributions paid during the fiscal years ended October 31, 2025 and October 31, 2024 was as follows:
	October 31, 2025	October 31, 2024
Distributions paid from:
Ordinary Income	$8,771,327	$8,122,325
Return of Capital	33,061,136	32,882,613
Total tax character of distributions	$41,832,463	$41,004,938
As of October 31, 2025, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$-
Accumulated Capital and Other Losses	$-
Capital loss carryforward	$(81,210,081)*
Other currency gains	-
Other Temporary Differences	-
Unrealized Appreciation/(Depreciation)	55,168,986**
Total accumulated earnings/(losses) – net	$(26,041,095)
Amounts listed as “–” are $0 or round to $0.
*	On October 31, 2025, the Fund had a net capital loss carryforward of $(81,210,081) which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:
**The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
Amounts	Expires
$60,876,494	Unlimited (Short—Term)
20,333,587	Unlimited (Long—Term)
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to post AFS return of capital. These reclassifications have no effect on net assets or net asset values per share.
Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
$(1,246,149)	$1,246,149
24	abrdn Global Premier Properties Fund

Notes to Financial Statements  (concluded)
October 31, 2025

11.  Segment Reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted disclosures only and did not affect the Fund's financial position nor the results of its operations. Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources. The Chief Financial Officer of the Fund acts as the Fund's CODM. The CODM monitors the operating results of the Fund as a whole, and the Fund's asset allocation is managed in accordance with its Prospectus. The Fund operates as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. The Fund's portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within the Fund's financial statements. Segment assets are reflected on the Fund's Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
12.  Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund's financial statements.
13.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2025, other than as noted below.
On November 11, 2025 and December 9, 2025, the Fund announced that it will pay on November 28, 2025 and January 12, 2026, respectively, a distribution of $0.04 per share to all shareholders of record as of November 21, 2025 and December 31, 2025, respectively.

abrdn Global Premier Properties Fund	25

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Trustees
abrdn Global Premier Properties Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn Global Premier Properties Fund (the Fund), including the portfolio of investments, as of October 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
December 26, 2025
26	abrdn Global Premier Properties Fund

Federal Tax Information: Dividends and Distributions  (Unaudited)

Designation Requirements
Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2025, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.
Dividends Received Deduction 0.00%
Qualified Dividend Income 39.82%
The above amounts are based on the best available information at this time. In early 2026, the Fund will notify applicable shareholders of final amounts for use in preparing 2025 U.S. federal income tax forms.
abrdn Global Premier Properties Fund	27

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on May 28, 2025. The description of the proposal and number of shares voted at the meeting are as follows:
To elect two Class II Trustees to the Board of Trustees:
	Votes For	Votes Against/ Withheld
P. Gerald Malone	57,101,864	2,733,201
Todd Reit	57,559,223	2,275,842
Summary of Board Considerations in Approving the Investment Advisory Agreement
At a regularly scheduled meeting (the “Meeting”) of the Board of Trustees (the “Board”) of abrdn Global Premier Properties Fund (“AWP” or the “Fund”) held on June 11, 2025, the Board, including those Trustees (the “Independent Trustees”) who are not “interested persons” (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund, approved the continuation of  the investment advisory agreement (the “Advisory Agreement”) between abrdn Investments Limited (the “Investment Adviser”) and the Fund, and of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”) among the Fund, the Investment Adviser and abrdn Inc. (the “Sub-Adviser,” together with the Investment Adviser, the “Advisers”). In connection with their consideration of whether to approve the continuation of the Advisory Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers.  The information provided to the Board members included (but was not limited to): comparative performance, fee and expense information (as well as information on the limitations of such comparable data) of a peer group of funds based on the Fund’s Morningstar Category (the “Peer Funds”) as selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information.  The Peer Funds presented for fee and expense data comparison consisted of a sub-set of the funds in the Fund’s Morningstar Category and other funds as determined independently by ISS, and the Peer Funds presented for the performance data comparison consisted of the Fund’s Morningstar category, as determined by ISS.  The Board also received information regarding relevant benchmark indices and information regarding the nature, extent and quality of services provided by the Advisers under the Advisory Agreements.
The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund, the performance of the Peer Funds, comparable funds, if any, and the Fund’s performance benchmark; (ii) reports prepared by the Advisers in response to requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; (iii) information on the Fund’s management fee and other expenses, including information comparing the Fund’s expenses to the Peer Funds, comparable funds, if any, and information about applicable fee “breakpoints” in the Fund’s fee structure and expense limitations, if any; (iv) information regarding the Advisers’ revenues and costs of providing services to the funds and any compensation paid to affiliates of the Advisers; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering the approval of the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.
The Independent Trustees met with representatives of the Advisers and separately in executive session with independent legal counsel on June 11, 2025 to discuss the continuation of the Advisory Agreements.  The Independent Trustees also met with representatives of the Advisers and separately in executive session with independent legal counsel on May 30, 2025 to discuss the materials provided to the Board by the Advisers in response to a request for information sent to them by the Independent Trustees’ independent legal counsel.
In evaluating whether to renew the Advisory Agreements for the Fund, the Board considered numerous factors, including: (i) the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements; (ii) the costs of services provided to the Fund and the profits realized by the Investment Adviser (and its affiliates) from its relationship with the Fund; (iii) the Fund’s total expense ratio as well as the management fees paid by the Fund pursuant to the Advisory Agreements relative to the total expense ratios of and the management fees charged to the Peer Funds and comparable accounts, if any; (iv) the investment performance of the Fund relative to that of its benchmark index as well as the performance of the Peer Funds and comparable funds, if any; (v) any additional benefits (such as soft dollars, if any) received by the Advisers or their affiliates; (vi) the extent to which economies of scale are being realized by shareholders and will be realized as the Fund’s assets increase; (vii) the Advisers’ compliance programs; and (viii) any other considerations deemed relevant by the Board.  The Independent Trustees also discussed the Advisory Agreements in an executive session with independent legal counsel at which no representatives of the Advisers were present.  No single factor reviewed by the Board was identified as the principal factor in determining whether to renew the Advisory Agreements, and individual Trustees may have given different weight to various factors.
28	abrdn Global Premier Properties Fund

Supplemental Information (Unaudited)  (continued)

The discussion immediately below outlines in greater detail certain of the materials and information presented to the Board by the Advisers in connection with the Board’s consideration and approval of the continuation of the Advisory Agreements, and the conclusions made by the Board at the Meeting when determining to renew the Advisory Agreements.
The Nature, Extent and Quality of Services Provided to the Fund Under the Advisory Agreement
The Trustees considered the nature, extent and quality of services provided by the Advisers to the Fund.  They reviewed information about the resources dedicated to the Fund by the Advisers and their affiliates. Among other things, the Board reviewed and discussed the background and experience of the Advisers’ senior management personnel who serviced the Fund and the qualifications, background and responsibilities of the portfolio managers primarily responsible for providing day-to-day portfolio management services for the Fund. The Trustees also considered the financial condition of the Advisers and the Advisers’ ability to provide quality service to the Fund.  Management representatives reported to the Board and responded to questions on, among other things, the Advisers’ business plans and any current or proposed organizational changes. The Trustees also took into account the Advisers’ experience serving as investment advisers and information regarding the Advisers’ compliance with applicable laws and Securities and Exchange Commission (“SEC”) and other regulatory agency inquiries or audits of the Fund, the Advisers’ and/or their affiliates.  The Board considered reports from the Advisers on their risk management processes.  The Board noted that it received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and information concerning the Advisers’ brokerage policies and practices.  The Trustees also noted that the Advisers had provided information and periodic reporting, including updates on their management of the Fund and the quality of their performance and had discussed these matters with the Trustees at meetings held regularly throughout the preceding year.
Based on the totality of the information considered, the Board concluded that the nature, extent and quality of the Advisers’ services provided to the Fund were of a high quality, and that the Advisers have provided and could reasonably be expected to continue to provide these services on an ongoing basis based on their experience, operations and resources.
The Costs of Services Provided and Profits Realized by the Adviser and its Affiliates from their Relationships with the Fund
The Board reviewed information compiled by ISS that compared the Fund’s effective annual management fee rate with the fees paid by its Peer Funds. The Board reviewed with management the effective annual management fee paid by the Fund to the Investment Adviser for investment management services.  The Board considered the Fund’s management fee structure and noted that the Adviser did not have other strategies comparable to the Fund.  The Board reviewed and considered additional information about the Advisers’ fees, including the amount of the management fees retained by the Investment Adviser after payment of the sub-advisory fees. The Board considered that the compensation paid to the Sub-Adviser was paid by the Investment Adviser, and, accordingly, that the retention of the Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. In evaluating the Fund’s advisory fees, the Board took into account the regulatory regimes, fund structure, level of services, complexity and quality of the investment management of the Fund.
In addition to the foregoing, the Board considered the Fund’s fees and expenses relative to the fees and expenses of the Peer Funds, as well as information on the limitations of such comparable data given differences between the Fund and the Peer Funds presented.  This information showed that the Fund’s net management fee was below the median of the Peer Funds but the Fund’s total net expenses, exclusive of investment-related expenses, were above the median of the Peer Funds.  The Board also reviewed the profitability of the investment advisory relationship with the Fund to the Investment Adviser. The Board concluded that the Fund’s fees and expenses, as well as the Investment Adviser’s profitability, were reasonable in light of the nature, extent and quality of services provided.
Investment Performance of the Fund
The Board received and reviewed with the Fund’s management, among other performance data, information that compared the Fund’s return over various time periods to those of comparable investment companies and discussed this information and other related performance data with management. The Board received and considered information comparing the Fund’s performance to the performance of the Fund’s Peer Funds, including information on the limitations of such comparable data given differences between the Fund and the Peer Funds presented.
In addition, the Board received and reviewed information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark.  The Trustees considered management’s discussion of the factors contributing to differences in performance between the Fund, its Peer Funds, other abrdn strategies, as applicable, and the Fund’s benchmark, including (but not limited to) differences in the investment strategies, restrictions and risks of the Peer Funds which limited comparability and distinguishing features of the Fund relative to the benchmark and other abrdn strategies.  Additionally, the Board considered information about the Fund’s discount/premium ranking relative to its Peer Funds and the Advisers’ discussion of the Fund’s performance.  The Trustees noted that the Fund underperformed the average of the Peer Funds for the 1-, 3- and 10-year periods ended March 31, 2025.  The Trustees also noted that that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods ended March 31, 2025 but outperformed its benchmark for the 10-year period ended March 31, 2025.  The Board considered the Advisers’ discussion of Fund performance, the Advisers’ efforts to improve performance, among other factors, in determining to continue the Advisory Agreements.
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Supplemental Information (Unaudited)  (concluded)

Direct and Indirect Benefits
The Board then considered whether or the extent to which the Advisers derive any direct, ancillary or indirect benefits, such as reputational benefits, that could accrue to the Advisers from the Fund’s operations as a result of the Advisers’ relationship with the Fund.  The Board recognized the services provided to the Fund by affiliates of the Advisers and the related compensation paid by the Fund for those services.  Based on the totality of the information considered, the Board concluded that any benefits accruing to the Advisers by virtue of their relationship with the Fund appeared to be reasonable.
Economies of Scale
The Board next considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable.  The Board based its determination on various factors, including how the Fund’s management fee compared relative to the Peer Funds. The Board also considered that the Fund had an expense limitation agreement in place until June 30, 2026, pursuant to which the Investment Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses. The Board determined that the economies of scale shared with the Fund were reasonable.
* * *
Based on the Board’s deliberations and its evaluations of the information described above and other factors and information the Trustees deemed relevant in the exercise of their individual reasonable business judgment, the Board, including the Independent Trustees, with the assistance of fund counsel and independent legal counsel to the Independent Trustees, unanimously determined that  the fees charged pursuant to the Advisory Agreements were fair and reasonable and approved the continuation of the Advisory Agreements.
30	abrdn Global Premier Properties Fund

Additional Information Regarding the Fund (Unaudited)

RECENT CHANGES
The following information is a summary of certain changes during the fiscal year ended October 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund's principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders.
INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
Investment Objectives
The Fund seeks high current income and capital appreciation. The Fund's investment objective and some of its investment policies, including its policy of concentrating at least 80% of its managed assets in issuers principally engaged in the real estate industry or real estate financing or which control significant real estate assets are fundamental and may not be changed without shareholder approval.
Investment Strategies
The Fund will pursue its investment objectives by investing at least 80% of its managed assets in the equity and, to a lesser extent, debt securities of domestic and foreign issuers which are principally engaged in the real estate industry, real estate financing or control significant real estate assets. For purposes of the Fund's investment policies, the Fund considers an issuer to be “principally engaged” in the real estate industry or in real estate financing if it: (i) it is classified in an industry within the real estate group of industries by a third-party industry classification system; or (ii) it is not classified in any industry by such third-party industry classification system and the Advisers determine that the company is principally engaged in the real estate industry or in real estate financing. The Fund's investment objectives and some of its investment policies, including its policy of concentrating at least 80% of its managed assets in issuers principally engaged in the real estate industry or real estate financing or which control significant real estate assets are fundamental and may not be changed without shareholder approval.
In selecting investments for the Fund, the Advisers consider three pillars of real estate value to be "Premier Property Owners," "Premier Property Developers" and "Premier Property Financiers and Investors," which are described as follows:
Premier Property Owners. The Advisers believes Premier Property Owners typically benefit from sustained demand from both buyers and tenants. As a result, investing in Premier Property Owners can provide a foundation of value. Premier Properties typically would possess superior locations, characterized by a high degree of visibility and accessibility. If also historically or architecturally prominent, they may attain "Landmark" status. The Advisers believe modern amenities, quality construction and professional building management also typically help such buildings command superior rents and prices at above average occupancies, even during a real estate downturn.
Premier Property Developers. The Advisers believe that Premier Property Developers build relationships and stature in their marketplace, which enhances their ability to locate, build and offer desirable developments to potential tenants or buyers. In this way, Premier Property Developers provide real estate investors the creation of value. Premier Property Developers of office, industrial, retail or residential property can add value to land through careful site selection, enhanced entitlement, superior design, controlled construction and professional marketing of new buildings. The production of desirable real estate often increases perceived value for the renter or buyer and thus enhances both demand and potential profitability for the Developers' projects.
Premier Property Financiers and Investors. The Advisers perceive that Premier Property Financiers and Investors are able over time to generate superior returns on invested capital and mitigate excessive risk. Premier Property Financiers and Investors include REITs, financial institutions and real estate operating companies. Through their strong market presence and/or entrepreneurial deal-making capacity, Premier Property Financiers and Investors can produce meaningful interest or dividend income and thus provide investors with the distribution of value. Premier Property Financiers and Investors often are able to identify unique or opportunistic situations, negotiate from strength, structure attractive terms, and stay ahead of the pack as they source property investments. Success, over time, provides the opportunity to access competitively low-cost capital to finance new investments on an accretive basis which in turn enables such companies to grow dividends for shareholders.
The Fund's research-driven investment strategy will seek to identify issuers globally from all three of these pillars of real estate value with the potential for capital appreciation through the different phases of the real estate cycle. Such securities may, in the Adviser's opinion, be undervalued or otherwise poised for growth. Such investments may be heavily weighted in foreign issuers, including those in emerging markets.
The Adviser considers and evaluates environmental, social and governance (“ESG”) factors as part of the investment analysis process. The Adviser considers the most material potential ESG risks and opportunities impacting issuers, alongside other non-ESG factors. The relevance of ESG factors to the investment process varies
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Additional Information Regarding the Fund (Unaudited)   (continued)

across issuers. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings.  As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser.
The Advisers' will seek to invest the Fund's managed assets globally in issuers from all three pillars, Premier Property Owners, Premier Property Developers and Premier Property Financiers and Investors, in accordance with real estate market cycles. The Fund's exposure will vary over time in accordance with the Advisers' determination of where the greatest opportunities exist in the global real estate market to achieve the Fund's investment objectives.
Allocation of the Fund's managed assets to domestic and foreign issuers and among countries is dependent on several criteria, including each country's economic outlook and the outlook of its real estate market, the dividend yields of issuers in a country and the existing opportunities for investing in premier real estate securities. Under normal circumstances, the Fund pursues a flexible strategy of investing in companies throughout the world. It is anticipated that the Fund will give particular consideration to investments in relatively mature economies, including the United States, United Kingdom, Western Europe, Australia, Canada, Japan, Hong Kong and Singapore. The Fund may also give particular consideration to investments in Brazil, Mexico, India, China and Eastern Europe, particularly with respect to Premier Property Developers. These are markets where the Advisers currently perceive the greatest number of opportunities for Developers.
The Fund uses a multi-cap approach to invest in the securities of issuers of almost any capitalization level (small, mid or large). The Fund screens the U.S. and non-U.S. issuers in which it invests using the same criteria, including the Advisers' determination that the issuer may offer reasonable value, high dividend yield and have good prospects for earnings growth and rising valuations. The Advisers will utilize a top-down, bottom-up investment methodology which analyzes economic and demographic demand drivers in light of historical and prospective patterns of real estate supply. The Advisers will evaluate issuers in terms of market fundamentals, track record, strategic plan and management capability. In addition, the Advisers will analyze property specific performance parameters, including valuation in light of replacement costs, operating ratios and cash flow generation.
To maximize the amount of the Fund's current income, the Fund may buy and hold dividend paying securities of domestic and foreign issuers from any or all three pillars, Premier Property Owners, Premier Property Developers and Premier Property Financiers and Investors.
Although high current income is part of the Fund's investment objectives, certain of the Fund's investment strategies may limit the amount of dividend income the Fund receives from qualifying for the reduced U.S. federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the "Code"). For example, REITs, MLPs and preferred shares generally do not produce qualified dividend income ("QDI"). As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as QDI.
The Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. Although it is not the Fund's current intent, the Fund may invest up to 100% of its managed assets in the securities of non-U.S. issuers and is not restricted on how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 35% of the Fund's managed assets at any one time. Under normal circumstances, the Fund expects to invest between 20% and 80% of its managed assets in the securities of non-U.S. issuers and among the securities of issuers located in approximately 10 to 30 countries. However, during any period when the Advisers believe the non-U.S. market is unattractive, as a defensive measure, the Fund may temporarily invest up to 80% of its managed assets in the securities of U.S. issuers.
The Advisers believe that the use of leverage may provide positive absolute return in the long term and potentially increased income and may thereby be beneficial to shareholders. The portfolio management team anticipates using leverage in the amount of approximately 15-20% of the Fund's total assets, under normal market conditions. The Fund's portfolio management team currently intends to use leverage opportunistically. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow more than 20% of the Fund's total assets (but not to exceed 33 1/3%).
The Fund intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as the issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. See "Leverage."
Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Fund does not have a limit on investments in illiquid securities.

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The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its managed assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives.
The Advisers may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Advisers' recommendations and the portfolio managers' decisions are subjective.
Investment Securities
Real Estate Securities
Under normal market conditions, the Fund intends to invest substantially all but not less than 80% of its managed assets in common stocks, preferred securities, warrants and convertible securities issued by domestic and foreign issuers, including REITs, which are principally engaged in the real estate industry or real estate financing or which control significant real estate assets. For purposes of the Fund's investment policies, the Fund considers an issuer to be principally engaged in the real estate industry, real estate financing or control significant real estate assets if it: (i) is classified in an industry within the real estate group of industries by a third-party industry classification system; or (ii) is not classified in any industry by such third-party industry classification system and the Advisers determine that the company is principally engaged in the real estate industry or in real estate financing.
Common Stocks
The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Real Estate Investment Trusts
The Fund will invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act (with respect to U.S. real estate), increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.
Dividends paid by REITs will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.
Preferred Stocks
Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Distributions on preferred stock must be declared by the board of directors of the issuer and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stock may be cumulative, causing dividends and distributions to accrue even if not declared by the company's board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no

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Additional Information Regarding the Fund (Unaudited)   (continued)

assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Advisers would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.
Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual U.S. income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.
Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Foreign Securities
Under normal circumstances, the Fund expects to invest between 20% and 80% of its managed assets in securities of issuers located in foreign countries, concentrating on those which are principally engaged in the real estate industry, real estate financing or which control significant real estate assets. The Fund will invest in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depositary Receipts ("ADRs")) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Advisers' misjudging the value of certain securities or in a significant loss in the value of those securities
The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the
United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and exchange-traded funds ("ETFs") as described below).
Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.
The Fund may purchase ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder

34	abrdn Global Premier Properties Fund

Additional Information Regarding the Fund (Unaudited)   (continued)

rights, and they may be less liquid. Less information is normally available on unsponsored receipts.
Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rate applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.
Emerging Market Securities
The Fund may invest up to 35% of its managed assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The Fund uses the MSCI Emerging Markets Index methodology to determine which countries are considered emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.
Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.
In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.
Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.
ETFs
The Fund may invest in ETFs, which are investment companies that seek to track or replicate a desired index, such as a sector, market or global segment. Many ETFs are passively managed. ETFs' shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.
The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Advisers, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisers consider numerous factors, including the economic and political outlook, the value of the security

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Additional Information Regarding the Fund (Unaudited)   (continued)

relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.
Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.
The Fund will invest in government debt securities, including those of U.S. issuers, emerging market issuers and of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.
The Fund will not invest more than 10% of its managed assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor’s Ratings Group or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Advisers to be of comparable credit quality). These securities are commonly referred to as "junk bonds." In the event that a security receives different ratings from different NRSROs, the Advisers will treat the security as being rated in the highest rating category received from an NRSRO. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.
Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund does not have a limit on investments in illiquid securities.
Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.
Private Placements and Other Restricted Securities
The Fund may invest in private placements and other restricted securities, which include securities that have been privately placed and are not registered under the Securities Act of 1933, as amended ("1933 Act"), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).Private placement securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such

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securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market. Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid.
Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which the warrant is held.
Other Investments
The Fund may use a variety of other investment instruments in pursuing its investment objectives. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts. The Fund may also invest in securities of other investment companies (such as exchange-traded funds and other closed-end investment management companies) that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act. The Fund will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable federal securities laws. To the extent the Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses, including advisory fees, that the Fund bears in connection with its own operations.
Investment Techniques
The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.
Short Sales
The Fund may from time to time engage in short sales of securities for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
The Fund may sell short individual stocks, baskets of stocks or ETFs, which the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short future contracts on global equity indices. The Fund anticipates that its short positions, if any, would be in non-dividend paying securities or would be closed out before the underlying security's ex-dividend date. Based on these anticipated trading practices, the Fund expects not to have expenses associated with its short sales of securities, if any. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. By closing out the short position prior to the ex-dividend date, such dividend expenses are avoided. The Fund's actual dividend expenses paid on securities sold short may be significantly higher than 0% of its managed assets due to, among other factors, the actual extent of the Fund's short positions (which may range from 0% to 20% of managed assets), the actual dividends paid with respect to the securities the

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Fund sells short, and the actual timing of the Fund's short sale transactions, each of which may vary over time and from time to time.
The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.
Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Advisers are under no obligation to utilize short sales at all.
The requirements of the 1940 Act and the Code provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its managed assets; however, the Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its managed assets.
Options on Securities
In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its managed assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price.
The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.
The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over-the-counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.
As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund

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In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.
Options on Stock Indices
The Fund may utilize up to 10% of its managed assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its managed assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Advisers to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Advisers' judgment in this respect will be correct.
Futures Contracts and Options on Futures Contracts
Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts and may be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts. The Fund may engage in futures transactions on U.S. and foreign exchanges.
The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, to increase total return or to hedge against changes in interest rates, securities prices, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.
Defensive Positions
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its managed assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.
Equity-Linked Securities
The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Investment Securities – Foreign Securities" and "Risk Factors – Foreign Securities Risk." In addition, the Fund bears the risk that the

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counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid.
Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid. Participation notes offer a return linked to a particular underlying equity, debt or currency.
Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.
Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.
Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Advisers do not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.
Leverage
The Advisers believe that the use of leverage may provide positive absolute return in the long term and potentially increased income and would thereby be beneficial to shareholders. The portfolio management team anticipates using leverage in the amount of approximately 20% of the Fund's total assets, under normal market conditions. The Fund's portfolio management team currently intends to use leverage opportunistically. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow more than 20% of the Fund's total assets (but not to exceed 33 1/3%).
The Fund intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as

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issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so.
The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund also may incur leverage through the use of investment management techniques (e.g., selling short, "uncovered" sales of put and call options, futures contracts and options on futures contracts).
Changes in the value of the Fund's portfolio (including investments bought with amounts borrowed) will be borne entirely by the shareholders. If leverage is used and there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to the Adviser for investment advisory services (which are effectively borne by the common shareholders and not holders of the Fund's leverage) will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's managed assets, including the amount obtained from leverage, which may create an incentive to leverage the Fund.
The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of trustees. The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for borrowings or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions will impede the Advisers from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the expected rating on the borrowings, the Fund will not use borrowings.
With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.
The Fund will pay, and common shareholders will effectively bear, any costs and expenses related to any borrowings and to any issuance and ongoing maintenance of preferred shares or commercial paper. Such costs and expenses would include the higher investment advisory fee resulting from the use of such leverage. See "Risk Factors – Leverage Risk." The terms of any preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, would be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the preferred shares.
Capital, if any, raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The issuance of a class of preferred shares or the incurrence of other borrowings creates an opportunity for greater return per common share, but at the same time such leveraging is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such borrowings (and other Fund expenses), the use of leverage would diminish the investment performance of the Fund's common shares compared with what it would have been without leverage. See "Risk Factors – Leverage Risk."
If utilized, successful use of a leveraging strategy may depend on the Advisers' ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy would be successful during any period in which it is employed.

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In addition to borrowing, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio, subject to rating agency limitations. These include the sale of credit default swap contracts and the use of other derivative instruments. By adding additional leverage, these strategies have the potential to increase returns to shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.
During any time in which the Fund is utilizing leverage, the fees paid to the Adviser for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets which includes amounts borrowed for leverage purposes.
RISK FACTORS
An investment in the Fund's common shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.
Dividend Strategy Risk
There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying securities may not participate in a broad market advance to the same degree as other securities, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. With respect to the Advisers’ dividend recapture strategy, the Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.
Management Risk
The Fund's ability to achieve its investment objectives is directly related to the Advisers' investment strategies for the Fund. The value of your investment in the Fund's common shares may vary with the effectiveness of the research and analysis conducted by the Advisers and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Advisers do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Advisers will continue to be associated with Advisers for any length of time. The loss of the services of one or more key employees of the Advisers could have an adverse impact on the Fund's ability to realize its investment objectives.
Investment and Market Risk
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.
Issuer Risk
The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
Real Estate Securities Risks
Because the Fund will concentrate its investments in the securities of issuers linked to the real estate market, its portfolio may experience more volatility and be exposed to greater risk than a more well diversified portfolio. The value of the Fund’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others, (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to national, state, and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market), overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) changes in interest rates; (ix) cost and terms of mortgages (and other types of financing); (x) reduced demand for commercial and office space as well as increased maintenance or

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tenant improvement costs or costs to convert properties for other uses (xi)  fluctuations in occupancy levels and demand for properties and (xii) uninsured damages from floods, earthquakes, or other natural disasters. Many real estate companies utilize leverage, which increases investment risk. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.
There are also special risks associated with particular sectors of real estate investments:
•	Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.
•	Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.
•	Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.
•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.
•	Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
•	Community Shopping Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.
•	Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.
•	Industrial Properties. Industrial properties typically include warehouses, depots, storage, factories, logistics and distributions. Factors such as vacancy, tenant mix, lease term, property condition and design, redevelopment opportunities and property location could adversely affect the value and operation of industrial properties.
•	Towers Companies. Cell towers and wireless services have seen an increased demand in recent years. However, owners and operators of towers may be subject to, and therefore must comply with, environmental laws that impose strict, joint and several liability for the cleanup of on-site or off-site contamination and related personal injury or property damage.
•	Data Centers Properties. Data centers facilities house an organization’s most critical and proprietary assets. Therefore, operation of data centers properties depends upon the demand for technology-related real estate and global economic conditions that could adversely affect companies’ abilities to lease, develop or renew leases. Declining real estate valuations and impairment charges could adversely affect earnings and financial condition of data center properties.
•	Net Lease Properties. Net lease properties require the tenant to pay (in addition to the rent) property taxes, insurance, and maintenance on the property. Tenant’s ability to pay rent, interest rate fluctuations, vacancy, property location, length of the lease are only few of the risks that could affect net lease properties operations.
Other factors may contribute to the risk of real estate investments:
•	Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests ("portfolio companies") are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.
•	Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company

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could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund's investment performance.
•	Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.
•	Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.
•	Recent Events. The value of real estate is particularly susceptible to acts of terrorism and changes in foreign and domestic conditions and recent market events.
•	Acts of God and Geopolitical Risks. The performance of certain investments could be affected by acts of God or other unforeseen and/or uncontrollable events (collectively, “disruptions”), including, but not limited to, natural disasters, public health emergencies (including any outbreak or threat of SARS, H1N1/09 flu, avian flu, other coronavirus, Ebola, or other existing or new pandemic or epidemic diseases), terrorism, social and political discord, geopolitical events, national and international political circumstances, and other unforeseen and/or uncontrollable events with widespread impact. These disruptions may affect the level and volatility of security prices and liquidity of any investments. Unexpected volatility could impair an investment’s profitability or result in it suffering losses. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or securities industry participants in other countries or regions.
The extent of the impact of any such disruption on the Fund will depend on many factors, including the duration and scope of such disruption, the extent of any related travel advisories and restrictions implemented, the impact of such disruption on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. A disruption may materially and adversely impact the value and performance of any investment, the Advisers' ability to source, manage and divest investments, and the Advisers' ability to achieve the Fund's investment objectives, ultimately resulting in significant losses to investors. In addition, there is a risk that a long disruption will significantly impact the operations of the Advisers, the Fund, and its portfolio investments, or even temporarily or permanently halt their operations.
•	REIT Tax Issues. See "REIT Risk" below.
•	Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution's control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Fed Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution's ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution's funds, and can fluctuate significantly when interest rates change.
Common Stock Risk
The Fund will invest a significant portion of its managed assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in the actual financial condition of an issuer or investors’ perceptions thereof, the general condition of the relevant stock market or when political, geopolitical, social or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to interest rate fluctuations, as the costs of capital change for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.
REIT Risk
Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties,

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the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or the values of underlying mortgage loans, and therefore make REIT shares less attractive, more volatile and less liquid than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self liquidation.
Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.
REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.
Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.
The Fund's investment in REITs may include an additional risk to shareholders. Some or all of a REIT's annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund's basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund's basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder's basis in the Fund shares, such shareholder will generally recognize capital gain.
The Fund does not have any investment restrictions with respect to investments in REITs.
Preferred Securities Risk
Investment in preferred securities carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferred securities also contain provisions that allow an issuer, under certain conditions, to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, to the extent proceeds are available after paying any more senior creditors, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced U.S. federal income tax rate applicable to qualified dividends under the Code.
Foreign Securities Risk
The Fund may invest an unlimited amount of its managed assets in foreign securities. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries, and these risks are heightened under

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adverse economic, market, geopolitical and other conditions. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as QDI.
Emerging Market Securities Risk
The Fund may invest up to 35% of its managed assets in securities of issuers located in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals in response to geopolitical tensions or conflicts may adversely affect the value of the Fund's foreign holdings. The type and severity of sanctions and other similar measures are difficult to measure or predict. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.
Foreign Currency Risk
Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund's investment securities and the net asset value of its shares. For example, even if securities prices are unchanged on their primary foreign stock exchange, the Fund's net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. The currencies of certain countries in which the Fund invests are more volatile than those of other countries and, therefore, the Fund's investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.
Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality. In addition, work-from-home arrangements by the Advisers or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Advisers or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Small and Medium Capitalization Company Risk
The Fund will concentrate its investments in real estate related securities. Many issuers of real estate securities are small or medium capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies. This may cause the Fund's share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisers to sell at times and at prices that the Advisers believe appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or

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markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.
Defensive Positions
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.
Market Price of Shares
Net asset value of the common shares will be reduced immediately following the initial offering by the amount of the sales load and offering expenses paid by the Fund. Shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's common shares may likewise trade at a discount from net asset value. The trading price of the Fund's common shares may be less than the public offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after the completion of the offering. The returns earned by the Fund's shareholders who sell their common shares below net asset value will be reduced. Although it has no current intention to do so, the Fund may utilize leverage, which would magnify the market risk. See "Effects of Leverage."
Qualified Dividend Tax Risk
There can be no assurance as to what portion of the distributions paid to the Fund's shareholders will consist of tax-advantaged QDI or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of the Fund.
Short Sale Risk
The Fund is permitted to engage in short sales of securities. When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.
A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.
The Fund would also incur increased transaction costs associated with selling securities short.
Fixed Income Securities Risk
The Fund may invest in fixed income securities. Fixed income securities are subject to credit risk, market risk and interest rate risk. Credit risk is the risk of the issuers inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. Interest rate risk refers to the likely decline in value should interest rates rise.  There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.
Investments in Undervalued Securities
The Fund's investment strategy includes investing in securities, which, in the opinion of the Advisers, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

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Leverage Risk
Leverage, to the extent it is used, creates three major types of risks for shareholders:
•	the likelihood of greater volatility of NAV and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of interest rate swap, if applicable) are borne entirely by the common shareholders;
•	the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and
•	if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.
Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.
In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and flexible in approach and the Advisers currently do not believe that these restrictions would significantly impact their management of the Fund.
The Advisers in their best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Advisers for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings, which may create an incentive to leverage the Fund.
Risk Characteristics of Options and Futures
Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.
Special Risks Associated with Foreign Currency Options
Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. Certain markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Advisers, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.
The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely

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basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
Special Risks Associated with Foreign Currency Futures Contracts and Related Options
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.
Options on foreign currency futures contracts may involve certain additional risks. The market for options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.
Interest Rate Risk
Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the NAV and price of the common shares may decline if market interest rates rise. There can be no assurance that rates will remain at these levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.
The risks attendant to changing interest rate environments have been, and continue to be, magnified in the current economic environment. To combat rising inflation, the Board of Governors of the Fed increased the federal funds rate several times in 2022 and 2023; however, the Board of Governors of the Fed decreased the federal funds rate in 2024 and 2025, and the future of interest rates remains uncertain.
Convertible Securities Risk
The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock, and, therefore, is also subject to the same types of market and issuer risks that may negatively affect the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.
Illiquid Securities Risk
Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days.

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Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Advisers or at prices approximating the fair market value of the securities, as determined by the Advisers. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.
Inflation Risk
Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any preferred shares of the Fund would likely increase, which would tend to further reduce returns to common shareholders.
Risks of Derivative Investments
The Fund may invest in derivative instruments as described in the Fund's prospectus and the Statement of Additional Information. Investments in derivative instruments may be for both investment and hedging purposes. Losses from investments in derivative instruments can, among other things, result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin and settlement payment requirements, related leverage factors or operational and legal issues associated with such transactions. The use of these investment techniques also involves the risk of loss if the Advisers are incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Advisers' attempt to hedge portfolio risks through the use of derivative instruments may not be successful, and the Advisers may choose not to hedge certain portfolio risks. The use of derivatives for investment purposes is considered a speculative practice and presents even greater risk of loss.
Rule 18f-4 under the 1940 Act governs a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund's asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies.
Private Placements and Other Restricted Securities Risk
Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
Anti-Takeover Provisions
The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances,

50	abrdn Global Premier Properties Fund

Additional Information Regarding the Fund (Unaudited)   (continued)

these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.
Valuation Risk
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, armed conflicts or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, imposition of sanctions and other measures, trading and tariff arrangements, actual or threatened wars or armed conflicts, terrorism, social unrest, natural or environmental disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
Europe Related Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
ESG Integration Risk
To the extent that ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics may not be the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund's outstanding common shares, which as used in this SAI means the lesser of (i) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (ii) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:
1.	Borrow money, except as permitted by the 1940 Act, or any rule, order or interpretation thereunder;
2.	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

abrdn Global Premier Properties Fund	51

Additional Information Regarding the Fund (Unaudited)   (continued)

3.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
4.	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;
5.	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements;
6.	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
7.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and
8.	With respect to 75% of its managed assets, invest more than 5% of its managed assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies.
9.	Invest less than 80% of its managed assets in the securities of companies engaged principally in the real estate industry or real estate financing or which control significant real estate assets; however, the Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry.
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the line of credit as of October 31, 2025 as a percentage of total managed assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with dollar rolls or borrowings, if any, used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding return of shareholder	(11.4%)	(5.9%)	(0.5%)	5.0%	10.4%
Based on estimated indebtedness of $30,802,087 (representing approximately 8.3% of the Fund's Managed Assets as of October 31, 2025), and an annual interest rate of 5.32% (effective interest rate as of October 31, 2025), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.4% to cover annual interest payments on the estimated debt.
Share total return is composed of two elements – the distributions paid by the Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the

52	abrdn Global Premier Properties Fund

Additional Information Regarding the Fund (Unaudited)   (concluded)

proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objectives and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Advisers' assessment of the yield curve environment, interest rate trends, market conditions and other factors.
abrdn Global Premier Properties Fund	53

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

54	abrdn Global Premier Properties Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn Global Premier Properties Fund	55

Management of the Fund  (Unaudited)
As of October 31, 2025

The names, years of birth and business addresses of the Board Members and officers of the Fund as of October 31, 2025, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Advisers are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company Aberdeen Group plc, and its advisory affiliates are collectively referred to as “Aberdeen” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Member
Christian Pittard*** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Class III Trustee and Vice President	Term expires 2026; Since 2018	Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK businesses. Aberdeen is currently the 5th largest listed Closed-End Fund manager in the world. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business for Aberdeen based in the US.	12 Registrants consisting of 12 Portfolios	None.
Independent Board Members
P. Gerald Malone c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class II Trustee	Term expires 2028; Trustee since 2018	Mr. Malone is a lawyer of over 40 years standing. Currently, he is an adviser to KeifeRX, a US healthcare company developing a novel neurotherapy treatment. He is also Chairman of a number of the open and closed end funds in the abrdn Fund Complex. He previously served as a non-executive director of U.S. healthcare companies, Medality LLC until 2023 and Bionik Laboratories Corp. (2018 – July 2022). Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants consisting of 25 Portfolios	None.
56	abrdn Global Premier Properties Fund

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Todd Reit c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class II Trustee	Term Expires 2028; Trustee Since 2023	Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	10 Registrants consisting of 10 Portfolios	None.
John Sievwright c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2027; Trustee since 2018	Mr. Sievwright is the Chairman of Burford Capital Ltd since May 2024 and a Director since 2020 (provider of legal finance, complex strategies, post- settlement finance and asset management services and products, Revolut Limited, a UK-based digital banking firm since August 2021, and Chairman of Buyside Trading Solutions Limited, an unlisted company, since its formation in July 2022. Previously he was a Non-Executive Director for the following UK companies: FirstGroup plc, ICAP plc and NEX Group plc (2017-2018) (financial).	6 Registrants consisting of 8 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.
abrdn Global Premier Properties Fund	57

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Nancy Yao c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2026; Trustee since 2018	Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit organizations, including Goldman Sachs, CFRA, and the Yale-China Association. She is an assistant professor adjunct at Yale University where she teaches financial accounting and governance. Ms. Yao is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She also serves as an assistant dean at the David Geffen School of Drama at Yale. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.	8 Registrants consisting of 8 Portfolios	None.

*	As of the date of this report, the Fund Complex has a total of 17 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (17 Portfolios), and abrdn ETFs (2 Portfolios).
**	Current directorships (excluding Fund Complex) as of the date of this report held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Pittard is deemed to be an interested person because of his affiliation with the Fund’s investment adviser.
58	abrdn Global Premier Properties Fund

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2025

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Sharon Ferrari** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Finacial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2018	Currently, Director, Product Management for Aberdeen. Ms. Ferrari joined Aberdeen as a Senior Fund Administrator in 2008.
Katie Gebauer** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Chief Compliance Officer and Vice President – Compliance	Since 2024	Currently, Ms. Gebauer is Head of US Registered Fund Compliance. She serves as the Chief Compliance Officer for Aberdeen's US closed end funds, open end funds and ETFs. Ms. Gebauer joined Aberdeen in 2014.
Alan Goodson** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Chief Executive Officer and President	Since 2018	Currently, Executive Director and Head of Product & Client Solutions – Americas for Aberdeen, overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of Aberdeen and joined Aberdeen in 2000.
Svitlana Gubriy** c/o abrdn 6 St Andrew Square Edinburgh EH2 2BD Year of Birth: 1972	Vice President	Since 2018	Currently, Head of Listed Funds – Real Estate Global Investment Strategy at abrdn. Ms. Gubriy joined Aberdeen in 2005.
Heather Hasson** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2018	Currently, Senior Product Development Manager. Previously, Senior Product Solutions and Implementation Manager, Product Governance US for Aberdeen. Ms. Hasson joined the company in November 2006.
Robert Hepp** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for Aberdeen. Mr. Hepp joined Aberdeen as a Senior Paralegal in 2016.
Megan Kennedy** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2018	Currently, Senior Director, Product Governance for Aberdeen. Ms. Kennedy joined Aberdeen in 2005.
Andrew Kim** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager – Attorney for Aberdeen. Mr. Kim joined Aberdeen as a Product Manager in 2013.
Michael Marsico** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for Aberdeen. Mr. Marsico joined Aberdeen as a Fund Administrator in 2014.
abrdn Global Premier Properties Fund	59

Management of the Fund  (Unaudited)  (concluded)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Kolotioloma Silue** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2024	Currently, Senior Product Manager for Aberdeen. Mr. Silue joined Aberdeen in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2018	Currently, Vice President and U.S. Counsel - Head of Product Governance for Aberdeen. Previously, Ms. Sitar was Head of Product Governance and Management and Managing U.S. Counsel for Aberdeen. She joined Aberdeen as U.S. Counsel in 2007.
Michael Taggart** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2024	Currently, Head of Closed-End Fund Investor Relations at Aberdeen. since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
60	abrdn Global Premier Properties Fund

Additional Information  (unaudited)

Summary of Fund Expenses

The following table shows Fund expenses as a percentage of net assets attributable to common shares of beneficial interest with no par value (“Common Shares”).  The expenses shown in the table and related footnotes, along with the example, are based on the Fund’s capital structure as of October 31, 2025. Actual expenses may be greater or less than those shown below.

Common Shareholder transaction expenses
Sales load (as a percentage of offering price)(1)	-
Offering expenses borne by the Fund (as a percentage of offering price)(2)	-
Dividend reinvestment and Optional Cash Purchase Plan fees (per share for open-market purchases of Common Shares)(3)
Fee for Open Market Purchases of Common Shares	$0.02 (per share)
Fee for Optional Shares Purchases	$5.00 (max)
Sales of Shares Held in a Dividend Reinvestment Account	$0.12 (per share) and $25.00 (max)

Annual expenses (as a percentage of net assets attributable to Common Shares)
Advisory fee(4)	1.16%
Interest expenses on bank borrowings(5)	0.49%
Other expenses	0.29%
Total annual expenses(6)	1.94%
(1) If Common Shares are sold to or through underwriters, a prospectus or prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(2) Offering expenses payable by the Fund will be deducted from the proceeds, before expenses, to the Fund.
(3) Shareholders who participate in the Fund's Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”) may be subject to fees on certain transactions. The Plan Agent's (as defined under "Dividend Reinvestment and Optional Cash Purchase Plan" in the Fund’s Prospectus) fees for the handling of the reinvestment of dividends will be paid by the Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. For optional share purchases, shareholders will also be charged a $2.50 fee for automatic debits from a checking/savings account, a $5.00 one-time fee for online bank debit and/or $5.00 for check. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan agent is required to pay. For more details about the Plan, see "Dividend Reinvestment and Optional Cash Purchase Plan" in the Fund’s Prospectus.
(4) The Adviser receives a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets. The advisory fee percentage calculation assumes the use of leverage by the Fund as discussed in note (5). To derive the annual advisory fee as a percentage of the Fund’s net assets (which are the Fund’s total assets less all of the Fund’s liabilities), the Fund’s average Managed Assets for the current fiscal year ended October 31, 2025 were multiplied by the annual advisory fee rate and then divided by the Fund’s average net assets for the same period.
(5) The percentage in the table is based on total borrowings of $30,802,000 (the balance outstanding under the Fund’s secured, uncommitted line of credit with BNP Paribas (the “Credit Facility”) as of October 31, 2025, representing approximately 8.36% of the Fund’s Managed Assets) and an average interest rate during the fiscal year ended October 31, 2025, of 5.40%. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The Fund currently intends during the next twelve months to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets.
(6) Effective August 1, 2024, the Adviser has contractually agreed to waive fees and/or reimburse expenses in order to limit total operating expenses of the Fund (excluding any leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) as a percentage of net assets to 1.40% per annum of the Fund's average daily net assets on an annualized basis until June 30, 2026 (i.e. for less than a year from the date of this report). The Fund may repay any such waiver or reimbursement from the Adviser, within three years of the waiver or reimbursement,
abrdn Global Premier Properties Fund	61

Additional Information  (unaudited)  (continued)

provided that such repayments do not cause the Fund to exceed (i) the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or (ii) the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser. Because the expense limitation is in effect until June 30, 2026, it is not shown in the table above.

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other expenses” and “Total annual expenses” assume that the Fund has not issued any additional Common Shares.
Example
The following example illustrates the expenses you would pay on a $1,000 investment in Common Shares assuming a 5% annual portfolio total return.*:
1 Year	3 Years	5 Years	10 Years
$ 20	$ 61	$ 105	$ 226
* The example does not include sales load or estimated offering costs. In connection with an offering of Common Shares, the applicable Prospectus Supplement will set forth an Example including sales load and estimated offering costs. The example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown. The example assumes that (i) all dividends and other distributions are reinvested at NAV, and (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown. The expense reimbursement agreement for the Fund, described in footnote 6 to the fee table above, is not reflected in the figures listed in the above expense example. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund — Advisory Agreements” in the Fund's Prospectus.
Senior Securities
The following table sets forth information about the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years. The Fund’s senior securities during this time period are comprised of borrowings which constitutes a “senior security” as defined in the 1940 Act. Audited information regarding the Fund's senior securities is incorporated by reference from the Fund's Financial Highlights included elsewhere in this Annual Report.
Fiscal Year Ended	Title of Security	Total Amount Amount Outstanding (000's Omitted)(1)	Asset Coverage Per $1,000(2)
October 31, 2025	Committed Facility Agreement	$ 30,802	$ 12,051
October 31, 2024	Committed Facility Agreement	$ 83,436	$ 5,307
October 31, 2023	Committed Facility Agreement	$ 79,810	$ 4,819
October 31, 2022	Committed Facility Agreement	$ 65,048	$ 6,555
October 31, 2021	Committed Facility Agreement	$106,848	$ 6,465
October 31, 2020	Committed Facility Agreement	$ 30,415	$ 15,681
October 31, 2019	Committed Facility Agreement	$ 37,522	$ 17,575
October 31, 2018	Committed Facility Agreement	$ 16,248	$33,294
October 31, 2017	Committed Facility Agreement	N/A	$ -
October 31, 2016	Committed Facility Agreement	$ 12,602	$44,230
(1) Principal amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time.
62	abrdn Global Premier Properties Fund

Additional Information  (unaudited)  (concluded)

(2) Asset coverage per $1,000 is calculated by dividing total assets (less all liabilities and indebtedness not represented by senior securities) by the amount of the line of credit and then multiplying by $1,000.
Description of Common Shares
The Fund’s Common Shares are publicly held and are listed and traded on the NYSE (trading symbol "AWP"). The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per Common Share along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.
	NYSE Market Price(1)		NAV at NYSE Market Price(1)		Market Premium/(Discount) to NAV on Date of NYSE Market Price(1)
Quarter Ended (2)	High	Low	High	Low	High	Low
October 31, 2025	$4.06	$3.81	$3.94	$ 3.74	3.05%	1.87%
July 31, 2025	$3.99	$3.79	$3.87	$3.80	3.10%	-0.26%
April 30, 2025	$4.06	$3.35	$3.96	$3.37	2.53%	-0.59%
January 31, 2025	$4.41	$3.75	$4.31	$3.76	2.32%	-0.27%
October 31, 2024	$4.66	$4.02	$4.52	$3.93	3.10%	-1.23%
July 31, 2024	$4.66	$ 3.61	$4.52	$ 3.75	5.69%	-3.73%
April 30 ,2024	$3.96	$3.55	$ 4.15	$ 3.74	-4.58%	-5.59%
January 31, 2024	$3.97	$3.39	$4.37	$ 3.61	-8.53%	-6.09%
October 31, 2023	$4.06	$ 3.14	$4.27	$3.48	-4.92%	-10.29%
July 31, 2023	$4.14	$3.62	$4.38	$4.00	-5.05%	-9.73%
April 30 ,2023	$4.57	$ 3.77	$4.87	$3.99	-6.16%	-5.51%
January 31, 2023	$4.46	$4.89	$4.73	$ 4.10	-5.51%	-5.12%
(1) Source: Bloomberg L.P.
(2) Data presented are with respect to a short period of time and are not indicative of future performance.
The Common Shares have traded both at a premium and at a discount to the Fund’s NAV per Common Share. Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The Fund’s NAV will be reduced immediately following an offering of Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may result in downward pressure on the market price for Common Shares. The possibility that the Fund’s Common Shares will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Fund’s NAV will decrease. It is not possible to predict whether the Fund’s Common Shares will trade at, above or below NAV in the future. On December 22, 2025, the Fund’s NAV was $3.80, and the last reported sale price of a Common Share on the NYSE was $3.89, representing a premium to NAV of 2.37%.
abrdn Global Premier Properties Fund	63

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Corporate Information

Trustees
P. Gerald Malone, Chair
Christian Pittard
Todd Reit
John Sievwright
Nancy Yao
Investment Adviser
abrdn Investments Limited
1 George Street
Edinburgh, EH2 2LL
United Kingdom
Investment Sub-Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA19103
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenplc.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Global Premier Properties Fund are traded on the NYSE under the symbol “AWP.” Information about the Fund’s net asset value and market price is available at www.aberdeenawp.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Global Premier Properties Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

AWP-ANNUAL

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of October 31, 2025, abrdn Global Premier Properties Fund (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that John Sievwright, a member of the Board of Trustees’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sievwright as the Audit Committee’s financial expert. Mr. Sievwright is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
October 31, 2025	$68,100	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
October 31, 2024	$64,800	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2025	$0	$0	$1,253,744	$1,253,744
October 31, 2025	$0	$0	$629,124	$629,124

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended October 31, 2025, the Audit Committee members were:

Nancy Yao

P. Gerald Malone

John Sievwright

(b)	Not applicable.

Item 6. Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by Aberdeen’s Global Real Estate team. As of the date of filing this report, the members of the team having the most significant responsibility for day-to-day management of the Fund are listed below.

Individual & Position	Past Business Experience	Served on Fund Since
Svitlana Gubriy Head of Indirect Real Assets	Svitlana Gubriy is Head of Indirect Real Assets at Aberdeen. Aberdeen’s Indirect Real Assets comprises global listed real estate, real estate multi-manager and indirect infrastructure platforms within the wider Real Assets team that manages over $70bn of real estate and infrastructure assets globally. Svitlana is responsible for the team based in Boston, London, Edinburgh, Singapore and Hong Kong managing the indirect real assets’ investments across a number of global and regional mandates. In addition, Svitlana has primary responsibilities for managing investments, identifying new investment opportunities and implementing our strategy for a number listed real estate strategies. Prior to joining the company in 2005, Ms. Gubriy worked in real estate investment banking division of Lehman Brothers in New York. Svitlana graduated with a Diploma with Honours in Applied Mathematics, an MA in Applied Economics and an MBA in Finance and Corporate Accounting. Svitlana also holds the Investment Management Certificate (IMC).	2018
Bill Pekowitz REIT Analyst/Portfolio Manager, Indirect Real Assets	Bill Pekowitz is a REIT Analyst / Portfolio Manager at Aberdeen. Bill is responsible for providing research and analysis of the North American real estate market. In this capacity, Bill is responsible for fundamental equity research of listed real estate companies, as well as analysis of underlying property markets across the region. In addition, his responsibilities include making investment recommendations and identifying new investment opportunities for the Funds. Bill has significant investment experience, initially working as an equity analyst for Value Line Inc.’s research department, before joining Prudential Equity Group as an associate analyst for REITs in 2004, and finally working for Cornerstone Real Estate Advisers from 2006 to 2012 as a senior analyst prior to joining Standard Life Investments. Bill graduated with a Bachelor of Science in Business and Economics and has completed Level II of the CFA designation.	2020

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of October 31, 2025.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Svitlana Gubriy[1]	Registered Investment Companies	2	$399.11	0	$0
	Pooled Investment Vehicles	12	$2,201.02	0	$0
	Other Accounts	7	$253.58	0	$0
Bill Pekowitz[1]	Registered Investment Companies	2	$399.11	0	$0
	Pooled Investment Vehicles	12	$2,201.02	0	$0
	Other Accounts	7	$253.58	0	$0

1 Includes accounts managed by the Real Estate Global Listed and Real Estate Multi-Manager investment teams, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “Aberdeen”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with Aberdeen’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because Aberdeen does not have discretion over trading and there may be client specific restrictions for SMA accounts.

Aberdeen may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed Aberdeen’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. Aberdeen has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default Aberdeen Group plc shares, with an option to put up to 50% of the deferred award into funds managed by Aberdeen. Overall compensation packages are designed to be competitive relative to the investment management industry. The information below is as of October 31, 2025.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds managed by Aberdeen, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2025
Svitlana Gubriy	None
Bill Pekowitz	None

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Nov. 1, 2024 – Nov. 30, 2024)	—	—	—	6,378,455
Month #2 (Dec. 1, 2024– Dec. 31, 2024)	—	—	—	6,378,455
Month #3 (Jan. 1, 2025 – Jan. 31, 2025)	—	—	—	6,378,455
Month #4 (Feb. 1, 2025 – Feb. 28, 2025)	—	—	—	6,378,455
Month #5 (Mar. 1, 2025 – Mar. 31, 2025)	—	—	—	6,378,455
Month #6 (Apr. 1, 2025 – Apr. 30, 2025)	—	—	—	6,378,455
Month #7 (May 1, 2025 – May 31, 2025)	—	—	—	6,378,455
Month #8 (June 1, 2025 – June 30, 2025)	—	—	—	6,378,455
Month #9 (Jul. 1, 2025 – Jul. 31, 2025)	—	—	—	6,378,455
Month #10 (Aug. 1, 2025 – Aug. 31, 2025)	—	—	—	6,378,455
Month #11 (Sep. 1, 2025– Sep. 30, 2025)	—	—	—	6,378,455
Month #12 (Oct. 1, 2025 – Oct. 31, 2025)	—	—	—	6,378,455
Total

(1)

On June 13, 2018, the Fund’s Board approved an open market share repurchase program (the “Program”). Under the terms of the Program, the Fund is permitted to repurchase, in the open market, up to 10% of its outstanding shares of common stock as of June 13, 2018. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.

On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this Program during the prior quarter. If shares are repurchased, the Fund reports repurchase activity on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2025, the Fund did not repurchase any shares through the Program.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2025, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

(e)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Global Premier Properties Fund

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Global Premier Properties Fund

Date: January 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Global Premier Properties Fund

Date: January 8, 2026

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Global Premier Properties Fund

Date: January 8, 2026